Notes Receivable	9 Months Ended
Sep. 30, 2014
Receivables [Abstract]
Notes Receivable
6.	Notes Receivable

On June 14, 2010, the Company loaned funds to certain stockholders of the Company for tax payments to be made to the Israel Tax Authority in connection with a tax ruling related to a reorganization that took place in 2008 and the Company received non-interest bearing notes receivable, which documented such loans. Total amount of notes receivable issued is $145. One of these stockholders is also an employee of the Company.

The notes receivable are repayable upon the disposition of the Company’s Common Stock. Based on the tax ruling, the stockholders and the Company have entered into a trust agreement and the stockholders have transferred their common stock for payment and Series A redeemable convertible preferred stock shares to a trustee to serve as collateral on the notes.